SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                            PROVIDENT BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

United States of America              0-25233                06-1537499
-------------------------     ----------------------        ---------------
(State or Other Jurisdiction)   (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                    Identification No.)


400 Rella Boulevard, Montebello, New York                       10901
-----------------------------------------                     ---------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On April 29, 2003, the Company issued a press release regarding its dividend declaration for its quarterly dividend to be paid on May 22, 3003. The press release is included as Exhibit 99.2 to this report.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

Item 9. Regulation FD Disclosure - Item 12 Information
        ----------------------------------------------

     On April 24, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended March 31, 2003. The press release is included herewith as Exhibit 99.1 to this report. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule: interim guidance regarding Form 8-K
Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PROVIDENT BANCORP, INC.



DATE: April 29, 2003                   By: /s/ George Strayton
                                          --------------------------------------
                                          George Strayton
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

   Exhibit No.                       Description
   -----------                       -----------

     99.1               Earnings Press Release of Provident Bancorp, Inc.

     99.2               Dividend Press Release of Provident Bancorp, Inc.